First Quarter 2003 Financial Results Quarterly Conference Call April 17, 2003 Dave DeWalt President & Chief Executive Officer Mark Garrett EVP & Chief Financial Officer

Safe Harbor Statement In addition to historical information contained herein, this news release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements relating to the company's momentum and continued expansion of its product offerings, diversification of its sales model, expanded global presence, increased market share, expanded revenue stream, increased cross-sell opportunities and strong execution. The company's future actual results could differ materially from these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks associated with the software market, risks associated with development and release of new versions and new products, fluctuations in customer demand for our products, risks associated with rapid technological change, concentration of a large percentage of our quarterly revenue with a few customers, the financial, economic, political and other uncertainties caused or exacerbated by the current hostilities involving the United States and Iraq, the risk that the company will not be able to integrate its products, operations and business with acquired entities effectively, that the companies' customers, suppliers and employees will not support its acquisitions, and the other general risks of acquisitions. Such factors also include those discussed from time to time in the company's public reports filed with the Securities and Exchange Commission, such as those under "Risk Factors" included in the company's annual report on Form 10-K for the fiscal year ended December 31, 2002, as well as the company's other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The company undertakes no obligation to update or revise these forward-looking statements.

Q103: Gaining Momentum Continuing to Deliver Record Results Financial Results & Guidance Quarter Highlights Questions and Answers

Q103: Consistent Execution Pays Off Record revenue 6 consecutive quarters of growth & meeting guidance Surpassed company-provided EPS guidance Exceeded all Wall St. EPS estimates Record number of new customers Record number of transactions Record deferred revenue Six-year low DSOs Record high cash position Record high customer satisfaction ratings Our strategy continues to yield positive results Diversification across markets, regions, products, solidifies our ECM leadership position Documentum - The Leader in Enterprise Content Management

Gaining Momentum Continuing to Deliver Record Results Financial Results & Guidance Quarter Highlights Questions and Answers

Quarterly Total Revenue $45.8M $46.1M $45.3M $50.7M $50.6M $54.0M $56.3M $66.0M $67.0M *Six consecutive quarters of growth, excluding Q4 2001 reimbursable travel adjustment. Q1'03 Record Six Consecutive Quarters of Growth

2002 and 2003 Quarterly Non-GAAP EPS Q1'02

Quarterly Product Revenue by Region $20.8M $21.4M $19.8M $24.8M $25.1M $27.0M $28.9M $36.0M $34.4M

Quarterly Trend Number of New Customers Q1'03 Record

Quarterly Average Order Size

Quarterly Trend Number of Employees

Quarterly Cash and Investment Chart Q1'03 Record

Quarterly Total Deferred Revenue Q1'03 Record

Quarterly DSO T a r g e t 6 -Year Low

2003 Revenue/EPS Guidance (Non-GAAP) Raising Guidance $.03 to $.38

2003 Revenue/EPS Guidance by Quarter (Non-GAAP) Raising Q2 Guidance from $.06 - $.07 to $.07 - $.09

Gaining Momentum Continuing to Deliver Record Results Financial Results & Guidance Quarter Highlights Questions and Answers

Enterprise Content Management EDM WCM DAM ERM CCM Documents Web Rich Media Fixed Content Documents Spreadsheets Contracts Drawings HTML SGML WML XML Code Forms Images Sound Video Presentations Reports Records Scanning Imaging Final Form Storage eMail Project Discussions Desktop Sharing Online Meetings eMail IM Collaboration Content Corporate Strategy... Own The Market For Unstructured Content Documentum Universal Content Repository

Diversification Yields Strong Results Balance Across Channels Diversified Markets Broad Range of Solutions Strong Cross-Selling Results Named Accounts Geo Accounts TeleSales / Telemarketing Indirect Channels (Partner, ASP, OEM) Government Product Offerings Industry Segments Sales Channels Collaboration Enterprise Document Mgmt Web / Portal Content Mgmt Digital Asset Mgmt Records Mgmt / Email Archiving Content Services for ERP Compliance Financial Services High Tech Life Sciences Retail Business & Gov't Services Media/Entertainment & Publishing Oil & Gas

Quarter Customer Highlights 5 Deals over $1M: Office Depot, Houghton Mifflin, BBC, SCT, Wal*mart Many significant new deals: American Red Cross, Safeway, Cott Corporation, Wharton School of Business, Westinghouse, Purdue Pharmaceutical, TRW, Adecco, Adobe Significant email records management deal: Home Depot Strongest digital asset management (DAM) quarter Two deals over $1M: BBC & Houghton Mifflin Record quarter for AsiaPac, 11% of license revenue: Samsung, Chartered Semiconductor, BHP Billiton Significant penetration into retail sector Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot Benetton, Office Depot, Wal*mart, Home Depot

Additional Highlights Enterprise-wide standardization on the Documentum platform Strong maintenance renewals All time high customer satisfaction ratings Shipped 14 products in 7 languages on 29 platforms Shipped integrated eRoom and TrueArc products Significant increase in partner activity Major campaigns with Accenture, Adobe, BEA, IBM Global Services, Fujitsu, EMC, Bearing Point, Cap Gemini Ernst & Young Recent Awards AIIM 2003 Best of Show AIIM 2003 Best Enterprise Content Management Suite AIIM 2003 Best Practices with Corporate Express

Summary - Q1 2003 - A Very Strong Quarter Record Revenue, 5 transactions >$1M Record Number of new customers Exceeded Wall Street estimates for EPS Record Deferred Revenue Low DSOs Positive cash from operations Gaining market share Remain very optimistic about our future Raising EPS guidance

Gaining Momentum Continuing to Deliver Results Financial Results & Guidance Q103 Highlights Questions and Answers

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